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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) -- DECEMBER 30, 1999



                            NUWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-28606                22-3387630
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



                 ONE PASSAIC AVENUE, FAIRFIELD, NEW JERSEY 07004
          (Address of principal executive offices, including Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE -- (973) 882-8810

                                       N/A

          (Former name or former address, if changed since last report)



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     ITEM 5.  OTHER EVENTS.

               On December 30, 1999, NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its entry into a placement agency arrangement for a proposed financing. As of December 20, 1999, the Company terminated its financing arrangement with ProFutures Special Equities Fund, L.P. A description of the proposed financing arrangement is contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits
               --------

               10.1 Letter Agreement, dated December 10, 1999, between the Company and ProFutures Special Equities Fund, L.P.

               99.1      Press Release, dated December 30, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NUWAVE TECHNOLOGIES, INC.



                                        By:  /s/ Jeremiah F. O'Brien
                                             ------------------------------
                                             Name:   Jeremiah F. O'Brien
                                             Title:  Chief Financial Officer
                                                     and Corporate Secretary



         Dated:  January 3, 2000



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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number             Description of Exhibit
--------------             ----------------------

         10.1 Letter Agreement, dated December 10, 1999, between the Company and ProFutures Special Equities Fund, L.P.

         99.1              Press Release, dated December 30, 1999.